UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): August 14, 2002

PFF BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27404 (Commission File Number)	95-4561623 (IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA		91766
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable
(Former name or former address, if changed since last report)

Items 1 through 4. Not applicable.

Items 5.      On August 14, 2002, the Registrant issued the press release attached to this report as Exhibit 99.1 announcing restatements to its previously released basic and diluted earnings per share figures.

The Exhibit 99.1 referred to in this Item 5 is filed as part of this report and is incorporated herein by reference.

Items 6. Not applicable.

Item 7. Financial Statements and Exhibits

    No financial statements are required to be filed with this report.
    No pro forma financial information is required to be filed with this report.
    Exhibits:

                    The following Exhibit is filed as part of this report:

                    EXHIBIT NO.:

                    99.1 Press Release dated August 14, 2002.

Items 8 through 9. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

By: /s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: August 14, 2002

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 14, 2002.